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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (date of earliest event reported): October 2, 2000
                                                           ---------------



                               PENTON MEDIA, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                         1-14337                36-2875386
       --------                        ---------               ----------
(State or Other Jurisdiction          (Commission             (IRS Employer
    of Incorporation)                 File Number)         Identification No.)


  1100 Superior Avenue, Cleveland, Ohio                         44114
  -------------------------------------                     ------------
 (Address of Principal Executive Offices)                     (Zip Code)



        Registrant's telephone number, including area code: 216/696-7000
                                                            -------------------


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)











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ITEM 5. OTHER EVENTS.

         On October 2, 2000, Penton Media, Inc. issued a news release announcing the recent completion of three acquisitions.

         A copy of the news release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        ------------------------------------------------------------------

        (a)   Financial Statements of
              the Business Acquired.      Not Applicable.

        (b)   Pro Forma Financial
              Information.                Not Applicable.

        (c)   Exhibits.

              Exhibit Number              Exhibit
              --------------              -------

              99.1                        Press release, dated October 2, 2000



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PENTON MEDIA, INC.


                               By:   /s/ Preston L. Vice
                                  ---------------------------------------------
Date: October 3, 2000              Name: Preston L. Vice
                                   Title:   Senior Vice President and Secretary


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                                INDEX TO EXHIBITS
                                -----------------




               EXHIBIT NUMBER         EXHIBIT
               --------------         -------

                    99.1              Press release, dated October 2, 2000